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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 9, 1996



                          KENTUCKY FIRST BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                   1-13904                    61-1281483
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(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File Number)            Identification No.)


306 North Main Street, Cynthiana, Kentucky                       41031-1210
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (606) 234-1440
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Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

     On May 9, 1996, Kentucky First Bancorp, Inc. (the "Registrant"), with the approval of the Board of Directors, decided to dismiss the Registrant's independent public auditors, England & Hensley, Certified Public Accountants, and to engage Grant Thornton LLP. England & Hensley served as the Registrant's independent public auditors from 1986 through the fiscal period ended June 30, 1995. The Board of Directors' decision to engage Grant Thornton LLP is based on the resources of that firm's community-based financial institution practice. England & Hensley reports on the financial statements of the Registrant for the past two fiscal years and for the interim period through the date hereof did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. There have not been any disagreements between the Registrant and England & Hensley on any matter of accounting principles or practices, consolidated financial statement disclosure or audit scope or procedure. None of the events set forth in Item 304(a)(1)(iv)(A)-(E) of Regulation S-B occurred within the Registrant's two most recently completed fiscal years or the subsequent interim period preceding the dismissal.

     Grant Thornton LLP has been engaged as the Registrant's independent public auditors effective immediately. The Registrant has not requested or obtained any advice from Grant Thornton LLP concerning any material accounting, auditing or financial reporting issue regarding the application of accounting principles to a specified transaction or the type of audit opinions that might be rendered on the Registrant's consolidated financial statements. The Registrant has consulted with Grant Thornton LLP regarding the tax consequences attendant to a Private Letter Ruling Request as filed with the Internal Revenue Service. A copy of a letter from England & Hensley in response to this item is attached hereto as Exhibit 16.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     Exhibit 16  Letter From England and Hensley, Certified Public Accountants,
                 the Registrant's Former Accountant
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      KENTUCKY FIRST BANCORP, INC.

                                      By: /s/ Betty J. Long
                                          ------------------------------
                                          Betty J. Long
                                          President and Chief Executive Officer



Date: May 13, 1996